Use of Judgments and Estimates	12 Months Ended
Dec. 31, 2022
Disclosure Of Use Of Judgments And Estimates [Abstract]
Use of Judgments and Estimates

Note 3 — Use of Judgments and Estimates

In the application of the Company’s accounting policies, which are described above, the Company is required to make judgments, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

Revenue

Critical Judgment

The Group performs an analysis to identify the performance obligations for its license agreement. Under IFRS 15, the Group applies significant judgment when evaluating (i) whether the obligations under these agreements represent one or more combined performance obligations, (ii) the determination of whether the reimbursable development costs and milestone payments should be included in the transaction price, (iii) the allocation of the transaction price between the identified performance obligations and (iv) the timing of satisfaction of the identified performance obligations. As further detailed at Note 5, management concluded that two performance obligations exist under the Menarini License: a license performance obligation, which comprises of interrelated licenses granted under the agreement, and a research and development performance obligation which corresponds to the reimbursement of certain research and development expenditures.

Critical Estimate

The recognition of revenue over time is based on a pattern that best reflects the satisfaction of the related performance obligation, applying the input method. The input method estimates the satisfaction of the performance obligation as the percentage of total costs that are completed each period compared to the total estimated costs. A cost-based input method of revenue recognition requires management to make estimates of costs to complete the Company’s performance obligation. In making such estimates, significant judgment is required to evaluate assumptions related to cost estimates. The cumulative effect of revisions to estimated costs to complete the Company’s performance obligation will be recorded in the period in which changes are identified and amounts can be reasonably estimated. A significant change in these assumptions and estimates could have a material impact on the timing and amount of revenue recognized in future periods.

The Group allocated the initial transaction price of the Menarini License across both performance obligations based upon a relative stand-alone selling price basis by applying an expected cost plus margin approach. As a result, a portion of the initial transaction price has been deferred from recognition until the expected timing of the associated research and development services have been attained. Such costs and timing are dependent upon forecasted research and development costs which generally follow the remaining term of contracted studies. Significant management judgment is driven by critical estimates such as the forecasted cost and timing of clinical studies, as further described below, which are required to determine the level of effort and the expected period to complete the performance obligations under the Menarini License. Significant changes in the forecasted research and development costs, including when such costs are incurred, can have a material effect on the timing and amount of revenue recognized.

Research and Development Expense

Research and development expenses are currently not capitalized but are expensed because the criteria for capitalization are not met (see Note 2 and Note 6). At each balance sheet date, the Group estimates the level of services performed by the vendors and the associated expenditure incurred for the services performed.

Quantification of the research and development expenses incurred during the period requires judgment based on key estimates comprising of non-financial data, because the progress of activities is not directly observable and therefore the precise timing of the R&D activities may not be entirely certain. In estimating progress toward completion of specific tasks, the Group therefore uses non-financial data such as number of patient screenings, patient visits, patient enrollment, clinical site activations and vendor information of actual costs incurred. This data is obtained through reports from outside service providers as to the progress or state of completion of trials or the completion of services and reviewed by Group personnel. Management's judgments based on this non-financial data have not changed during the financial periods presented. Due to the nature of the expense it is not practicable to give meaningful sensitivity estimates due to the large volume of variables that contribute to the research and development expenses.

Financial Derivative Liabilities

According to management’s assessment, the Public Warrants, Private Placement Warrants and Earnout Shares for Participating Shareholders fall within the scope of IAS 32 and have been classified as derivative financial liabilities. In accordance with IFRS 9 guidance, derivatives that are classified as financial liabilities shall be measured at fair value with subsequent changes in fair value to be recognized in profit and loss.

On the Closing Date, the initial fair value of the Public Warrants was based on the actively quoted market price, and the initial fair value of the Private Placement Warrants was derived from the quoted price of the Public Warrants given the terms being nearly identical. For further details regarding the inputs and assumptions inherent in the warrants’ valuation, refer to Note 17.

The Earnout Shares for Participating Shareholders are recognized as a financial derivative earnout liability carried at FVTPL by reference to Level 3 measurement inputs because a quoted or observable price for the instrument or an identical instrument is not available in active markets. The fair value of the earnout is determined using a Black-Scholes pricing model using inputs as outlined at Note 17. The expected probability of milestone completion triggering issuance of the Earnout Shares represents the most significant unobservable input utilized in this Level 3 valuation technique in driving the fair value measurement. The calculated fair value would increase (decrease) if the probability was higher (lower). For further details regarding the inputs and assumptions inherent in the Earnout Shares’ valuation model, refer to Note 17.